Filed under Rule 497(e)

Registration No. 333-08653

SEASONS SERIES TRUST

Small Cap Portfolio

(the “Portfolio”)

Supplement dated December 10, 2015, to the Prospectus

dated July 29, 2015, as supplemented and amended to date

On December 9, 2015, the Board of Trustees (the “Board”) of Seasons Series Trust (the “Trust”) approved a new Subadvisory Agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and PNC Capital Advisors, LLC (“PNC Advisors”) with respect to the Portfolio. The Board also terminated the current Subadvisory Agreement between SunAmerica and ClearBridge Investments, LLC (“ClearBridge”) with respect to the Portfolio. PNC Advisors will replace ClearBridge as a subadviser to a portion of the Portfolio effective December 21, 2015. SunAmerica will send a notice to shareholders that will explain how to access an Information Statement, which will include more information about PNC Advisors and the new Subadvisory Agreement.

On December 21, 2015, the following changes to the Prospectus will become effective:

Change in Subadviser and Portfolio Managers

The first paragraph and the table under the section entitled “Portfolio Summary: Small Cap Portfolio – Investment Adviser” are deleted in their entirety and replaced with the following:

The Portfolio’s investment adviser is SAAMCo. The Portfolio is subadvised by PNC Capital Advisors, LLC (“PNC Advisors”) and J.P. Morgan Investment Management Inc. (“JPMorgan”). SAAMCo directly manages a portion of the Portfolio. The portfolio managers are noted below.

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
SAAMCo
Timothy Campion	2012	Lead Portfolio Manager
Kara Murphy	2013	Co-Portfolio Manager
Andrew Sheridan	2013	Co-Portfolio Manager

JPMorgan
Dennis S. Ruhl, CFA	2013	Managing Director and Portfolio Manager
Phillip D. Hart, CFA	2013	Managing Director and Portfolio Manager

PNC Advisors
James Mineman	2015	Managing Director and Co-Lead Portfolio Manager
Peter Roy, CFA	2015	Managing Director and Co-Lead Portfolio Manager

In the section entitled “Management – Information about the Subadvisers,” all reference to ClearBridge is deleted in its entirety. In addition, the section is supplemented as follows:

PNC Capital Advisors, LLC (“PNC Advisors”) is located at Once East Pratt Street, 5th Floor – East, Baltimore, Maryland 21202. PNC Advisors is a registered investment adviser and a direct, wholly owned subsidiary of PNC Bank, National Association (“PNC Bank”). PNC Bank is a wholly owned subsidiary of The PNC Financial Services Group, Inc. PNC Advisors provides investment advice with respect to equity and fixed income securities for a variety of clients, including institutional accounts and registered investment companies. As of September 30, 2015, PNC Advisors had approximately $41.1 billion in total assets under management.

A portion of the Small Cap Portfolio is managed by James Mineman and Peter Roy, CFA. Mr. Mineman, Managing Director, is a co-lead portfolio manager of the Select Equity investment team that manages PNC Advisors’ All Cap Equity, Mid Cap Equity, Small Cap Equity, and Small Cap Concentrated Equity strategies. He specializes in managing the team’s equity research process. Mr. Mineman also serves in the capacity of analyst and portfolio manager. Mr. Mineman joined PNC Advisors in 2004 and has been with the core team since its founding in 1994. He holds a B.S.B.A. with a specialization in finance from Southern Illinois University and a Master of Finance degree from St. Louis University.

Mr. Roy, Managing Director, is a co-lead portfolio manager of the Select Equity investment team that manages PNC Advisors’ All Cap Equity, Mid Cap Equity, Small Cap Equity, and Small Cap Concentrated Equity strategies. He specializes in managing the team’s equity research process. Mr. Roy also serves in the capacity of analyst and portfolio manager. Mr. Roy joined PNC Advisors in 2004 and has been with the core team since 2003. He held positions previously with Allegiant Bancorp, Banc of America Securities, LLC and Nuveen Investments. Mr. Roy holds a B.A. in English from the University of Dayton and an M.B.A. from Washington University’s Olin School of Business. He is a CFA charterholder.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Version: Combined Master

Filed under Rule 497(e)

Registration No. 333-08653

SEASONS SERIES TRUST

Small Cap Portfolio

(the “Portfolio”)

Supplement dated December 10, 2015, to the Statement of Additional Information (“SAI”)

dated July 29, 2015, as supplemented and amended to date

Effective December 21, 2015, the following changes are made to the Portfolio’s SAI.

All reference to ClearBridge Investments, LLC is deleted in its entirety. In addition, the first paragraph under the section entitled “SUBADVISORY AGREEMENTS” is deleted in its entirety and replaced with the following:

American Century Investment Management, Inc. (“American Century”), Columbia Management Investment Advisers, LLC (“Columbia”), GSAM, Janus, J.P. Morgan Investment Management Inc. (“JPMorgan”), Massachusetts Financial Services Company (“MFS”), PineBridge Investments, LLC (“PineBridge”), PNC Capital Advisors, LLC (“PNC Advisors”), Putnam Investment Management, L.L.C. (“Putnam”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), and Wellington Management Company LLP (“Wellington Management”) act as Managers to certain of the Portfolios pursuant to various Subadvisory Agreements with SAAMCo.

In the table under the section entitled “SUBADVISORY AGREEMENTS,” the reference to “ClearBridge” with respect to the Portfolio is deleted and replaced with “PNC Advisors.” In addition, the following is added to the first full paragraph following the table:

PNC Advisors is a direct, wholly owned subsidiary of PNC Bank, National Association (“PNC Bank”). PNC Bank is a wholly owned subsidiary of The PNC Financial Services Group, Inc.

In the table under the section entitled “PORTFOLIO MANAGERS – Other Client Accounts,” the information for ClearBridge with respect to the Portfolio is deleted and replaced with the following:

Portfolio	Advisers/ Subadviser	Portfolio Managers	Other Accounts*
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets (in $ millions)	No. of Accounts	Total Assets (in $millions)	No. of Accounts	Total Assets (in $millions)
Small Cap Portfolio	PNC Advisors	Mineman, James	2	$674.8	0	0	688	$517.5
		Roy, Peter	2	$674.8	0	0	688	$517.5

*	Information is provided as of September 30, 2015.

Under the section entitled “PORTFOLIO MANAGERS – Compensation,” the following subsection is added:

PNC Advisors. The firm compensates its investment professional staff with a combination of a base salary and discretionary compensation, which may be comprised of a cash bonus and/or deferred stock in the corporate parent. Investment staff is compensated based on the overall performance of portfolios under their management rather than on the basis of the individual performance of particular accounts.

a. Compensation Component: Base Compensation

An investment professional’s base salary is dependent on the professional’s level of experience and expertise. The base compensation paid to the firm’s investment professionals is a reflection of peer group compensation patterns and trends.

b. Compensation Component: Performance Bonus

A cash bonus is based on the portfolio manager’s performance results, the firm’s financial results and executive management discretion. The performance bonus is linked to the performance of the portfolios managed by the portfolio manager. Investment performance is calculated for one, three and five-year periods and measured against primary peer groups. The performance bonus is calibrated to current industry trends. This amount is adjusted higher or lower based on the firm’s overall financial performance. Further adjustments are made at executive management’s discretion based on a subjective assessment of the portfolio manager, including, but not limited to, his or her contribution to the investment process, as well as the overall performance as documented in an annual performance review, client feedback, contribution to the business objectives of the firm, leadership, teamwork and management skills.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.